[redacted]

UT-Battelle, LLC
Acting under contract DE-AC05-00OR22725
With the U.S. Department of Energy
Internet: http://www.ornl.gov/adm/contracts/index.shtml

Subcontract Modification

Subcontract Modification

Except as provided herein, the subcontract remains unchanged.

1. Subcontract Number: 4000130255	**2. Modification Number:** 13	
3a. Subcontract Administrator: Lisa Cobb		
3b. Email address: COBBLL@ORNL.GOV	**3c. Telephone:** 865-576-5470	**3d. Fax:** 865-241-5557
4. Name and Address of Seller: Seller Number: 219986 CENTRUS ENERGY CORP 6903 ROCKLEDGE DR # 400 2 DEMOCRAC BETHESDA MD 20817-1872	**5. Modification Issued By:** UT-Battelle, LLC c/o Oak Ridge National Laboratory P.O. BOX 2008, BLDG. 5300 OAK RIDGE, TN 37831-6050	

6. Description of Modification: See page 2 for complete description of modification.

7. Accounting information:

Previous total value: $ 75,373,291.00	**Change in total value:** $ 0.00	**Revised total value:** $ 75,373,291.00
Previous funded value: $ 57,781,697.00	**Change in funded value:** $ 0.00	**Revised funded value:** $ 57,781,697.00

8. Performance Period: Performance Period remains unchanged: 05/01/2014 - 03/31/2015

9. ( ) Seller is required to sign and return a copy of this document. *(Checked if applicable)*	**10. UT-Battelle, LLC**
A. Signature of person authorized to sign for Seller [signature]	**A. Signature of person authorized to sign** Lisa L. Cobb Digitally signed by Lisa L. Cobb DN: cn=Lisa L. Cobb, o=UT-Battelle, LLC, ou=Acquisition Management Services, email=cobbLL@ornl.gov, c=US Date: 2014.12.19 10:11:24 -05'00'
B. Name of signer Charles Kerner	**B. Name of signer**
C. Title of signer Director, Procurement & Contracts	**C. Title of signer**
D. Date 12/22/14	**D. Date**

[redacted]

UT-Battelle, LLC
Acting under contract DE-AC05-00OR22725
With the U.S. Department of Energy
Internet: http://www.ornl.gov/adm/contracts/index.shtml

Subcontract Modification
4000130255, Modification 13

Description Of Modification

Modification 13, dated December 19, 2014, is issued to add, delete, or modify the following:

- Incorporate Novation Agreement to novate Subcontract from Centrus Energy Corp to American Centrifuge Operating, LLC, effective January 1, 2015.

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Section I. List of Attachments is revised to read:

Attachment A Wage Determination 2005-2103 Revision No. 13 dated 06/19/2013

Attachment B Wage Determination 2005-2493 Revision No. 18 dated 06/19/2013

Attachment C Wage Determination 2005-2423 Revision No. 14 dated 06/19/2013

Attachment D Name Change Agreement dated 10/13/2014

Attachment E Novation Agreement, dated December 19, 2014, effective 01/01/2015

No other changes.

*******************End of Modification*************************
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